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                                  SCHEDULE 14A
                                (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                                                Exchange Act of 1934
Filed by the Registrant  X
Filed by a Party other than the Registrant  __
Check the appropriate box:
 __  Preliminary Proxy Statement                 __   Confidential, for Use of
                                                         the Commission Only (as
                                                         permitted by Rule
 __  Definitive Proxy Statement                          14a-6(e)(2))

  X  Definitive Additional Materials

 __  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Allegheny Power System, Inc.
______________________________________________________________________________

               (Name of Registrant as Specified in Its Charter)
______________________________________________________________________________

             (Name of Person(s) Filing Proxy Statement, if other
              than the Registrant)
______________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):

 X  No fee required.
 __   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 (1) Title of each class of securities to which transaction applies:
______________________________________________________________________________

 (2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________

 (4)   Proposed maximum aggregate value of transaction:
______________________________________________________________________________

 (5)   Total fee paid:
______________________________________________________________________________

 __    Fee paid previously with preliminary materials:
______________________________________________________________________________

 __    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the
       offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
______________________________________________________________________________

 (1)   Amount Previously Paid:

 (2)   Form, Schedule or Registration Statement No.:
______________________________________________________________________________

 (3)   Filing Party:
______________________________________________________________________________

 (4)   Date Filed:
______________________________________________________________________________


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HOTLINE SCRIPT FOR MONDAY JULY 28, 1997


THANK YOU FOR CALLING THE MERGER HOT LINE.

WATCH FOR THE NEXT ISSUE OF THE MERGER PROGRESS REPORT. IN IT YOU'LL SEE THE NAMES OF THE MEMBERS OF THE FOURTEEN
TRANSITION TEAMS FINALIZED BY THE TRANSITION STEERING COMMITTEE. THERE IS AN ITEM LISTING THE VALUES OF THE NEW ALLEGHENY ENERGY WHICH WERE SELECTED TO REFLECT THE
CHANGING FACE OF THE UTILITY INDUSTRY AND TO POSITION US TO COMPETE IN THE COMPETITIVE MARKETPLACE. INCLUDED IS AN
UPDATE ON EMPLOYEE BRIEFINGS CONDUCTED BY EXECUTIVES OF
BOTH COMPANIES BEING HELD IN VARIOUS ALLEGHENY POWER AND
DQE WORK LOCATIONS. YOU'LL SEE A REMINDER ABOUT COMPLETING THE CULTURAL ASSESSMENT SURVEY BEING SENT TO YOU. AND FINALLY, THERE IS A FURTHER REMINDER OF THE IMPORTANCE OF SIGNING, DATING, AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. IN THE MERGER PROCESS, YOUR VOTE DOES COUNT. APPROVAL BY THE MAJORITY OF VOTES CAST BY EACH COMPANY'S SHAREHOLDERS IS REQUIRED FOR THE MERGER TO BE APPROVED. ALLEGHENY POWER SHAREHOLDERS ALSO ARE VOTING TO CHANGE
THE COMPANY'S NAME TO ALLEGHENY ENERGY.  THE AFFIRMATIVE
VOTE OF THE MAJORITY OF THE TOTAL NUMBER OF OUTSTANDING ALLEGHENY POWER COMMON SHARES IS NECESSARY FOR THE
APPROVAL OF THE NAME CHANGE.

IF YOU HAVE A QUESTION OR COMMENT ABOUT THE MERGER, YOU
CAN RECORD IT FOLLOWING THIS MESSAGE.  ANSWERS TO
FREQUENTLY ASKED QUESTIONS WILL BE PUBLISHED IN THE MERGER
PROGRESS REPORT AND WILL BE POSTED REGULARLY ON THIS TOLL-
FREE HOTLINE ALONG WITH OTHER MERGER NEWS.  THANK YOU FOR
CALLING.